Exhibit 99.1

Red Hat Reports Third Quarter Results

  Third quarter revenue of $344 million, up 18% year-over-year
  Third quarter subscription revenue of $294 million, up 19% year-over-year
  Third quarter total deferred revenue of $988 million, up 21% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--December 20, 2012--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2013 third quarter ended November 30, 2012.

Total revenue for the quarter was $343.6 million, an increase of 18% in U.S. dollars from the year ago quarter, or 21% measured in constant currency, as detailed in the tables below. Subscription revenue for the quarter was $294.2 million, up 19% in U.S. dollars year-over-year, or 22% measured in constant currency, as detailed in the tables below.

“Strong execution, industry leading solutions and our ability to deliver a compelling ROI to our customers, all contributed to continued momentum and strong third quarter revenue growth in the face of a challenging global economic environment. Red Hat is benefiting from our position as a trusted vendor for IT,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Since October of last year we have completed three acquisitions, and are announcing a fourth today to expand our portfolio of open source solutions and enlarge our addressable market. As our enterprise customers move to open, hybrid cloud architectures, we are addressing their needs with a clear roadmap based on industry-leading open source technologies.”

GAAP operating income for the third quarter was $49.9 million, down 7% year-over-year, due largely to acquisition-related costs, including stock compensation and amortization. GAAP operating margin was 14.5%. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP operating income for the third quarter was $82.5 million, up 5% year-over-year. Non-GAAP operating margin was 24.0%.

Net income for the quarter was $34.8 million, or $0.18 per diluted share, compared with $38.2 million, or $0.19 per diluted share, in the year ago quarter. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP net income for the quarter was $56.9 million, or $0.29 per diluted share, as compared to $55.7 million, or $0.28 per diluted share, in the year ago quarter.

Operating cash flow was $100.2 million for the third quarter, as compared to $96.6 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $987.7 million, an increase of 21% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2012 were $1.35 billion.

“While we continue to increase investments in new technologies and growth initiatives, our solid performance is driving steady profitability and strong operating cash flow. In Q3, we used our strong balance sheet and cash flow to repurchase approximately $52 million of common stock, in addition to closing the FuseSource acquisition which enhances our offering in the fast-growing Application Integration software space.” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “We have continued this focused investment in key growth opportunities with the announcement of an agreement to acquire ManageIQ, Inc. ManageIQ positions us deeper in the cloud management market which analysts estimate will be a $3 billion market by 2016.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As the connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; uncertainty and adverse results in litigation and related settlements; the integration of acquisitions and the ability to market successfully acquired technologies and products; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat and JBoss are trademarks of Red Hat, Inc., registered in the U.S. and other countries. Linux® is the registered trademark of Linus Torvalds in the U.S. and other countries.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011
Revenue:

Subscriptions	$294,186	$246,538	$845,557	$710,408
Training and services	49,420	43,488	135,375	125,684

Total subscription, training and services revenue	343,606	290,026	980,932	836,092

Cost of revenue:

Subscriptions	21,153	17,041	57,939	48,876
Training and services	31,965	28,148	89,056	85,399

Total cost of subscription, training and services revenue	53,118	45,189	146,995	134,275

Total gross profit	290,488	244,837	833,937	701,817

Operating expense:
Sales and marketing	133,792	107,561	378,240	304,617
Research and development	68,655	53,739	191,901	153,515
General and administrative	38,122	29,965	109,847	92,277
Facility exit costs	-	-	3,142	-

Total operating expense	240,569	191,265	683,130	550,409

Income from operations	49,919	53,572	150,807	151,408
Interest income	1,936	2,075	6,384	6,138
Other income (expense), net	(730)	(227)	502	(167)

Income before provision for income taxes	51,125	55,420	157,693	157,379
Provision for income taxes	16,360	17,180	50,462	46,722

Net income	$34,765	$38,240	$107,231	$110,657

Net income per share:
Basic	$0.18	$0.20	$0.56	$0.57
Diluted	$0.18	$0.19	$0.55	$0.56

Weighted average shares outstanding:
Basic	193,374	193,393	193,127	193,162
Diluted	195,666	196,468	195,898	196,493

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS

(In thousands)

ASSETS
	November 30,	February 29,
	2012	2012 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$605,911	$549,217
Investments in debt and equity securities	280,433	264,298
Accounts receivable, net	254,787	255,180
Deferred tax assets, net	63,342	69,765
Prepaid expenses	83,809	81,266
Other current assets	2,010	1,629

Total current assets	1,290,292	1,221,355

Property and equipment, net	128,743	92,065
Goodwill	608,149	591,563
Identifiable intangibles, net	130,025	100,638
Investments in debt securities	463,553	446,838
Other assets, net	41,137	38,640

Total assets	$2,661,899	$2,491,099

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$155,768	$114,078
Deferred revenue	735,580	711,408
Other current obligations	1,082	819

Total current liabilities	892,430	826,305

Long term deferred revenue	252,152	235,328
Other long term obligations	36,095	30,649
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,770,525	1,709,082
Retained earnings	498,907	391,676
Treasury stock, at cost	(780,912)	(696,012)
Accumulated other comprehensive loss	(7,321)	(5,952)

Total stockholders' equity	1,481,222	1,398,817

Total liabilities and stockholders' equity	$2,661,899	$2,491,099

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

Cash flows from operating activities:
Net income	$34,765	$38,240	$107,231	$110,657
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	16,126	12,392	44,773	38,278
Share-based compensation expense	26,678	20,770	72,743	55,710
Deferred income taxes	6,686	17,015	29,749	36,225
Excess tax benefits from share-based payment arrangements	(8,100)	(7,626)	(27,900)	(24,298)
Other	(552)	(233)	(2,393)	(550)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(35,291)	(35,014)	534	(23,429)
Prepaid expenses	2,652	(3,096)	(4,314)	(6,324)
Accounts payable and accrued expenses	21,554	22,206	47,903	21,595
Deferred revenue	35,207	32,046	56,515	56,167
Other	431	(144)	3,572	(159)

Net cash provided by operating activities	100,156	96,556	328,413	263,872

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(123,318)	(329,730)	(631,087)	(731,016)
Proceeds from sales and maturities of available-for-sale debt securities	169,743	196,991	587,522	578,267
Acquisition of business, net of cash acquired	(21,188)	(135,210)	(31,239)	(135,210)
Purchase of other intangible assets	(5,577)	(643)	(32,440)	(4,245)
Purchase of property and equipment	(28,309)	(11,115)	(64,552)	(31,294)
Other	(66)	(1,622)	264	(1,276)

Net cash used in investing activities	(8,715)	(281,329)	(171,532)	(324,774)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	8,100	7,626	27,900	24,298
Proceeds from exercise of common stock options	4,294	7,139	10,810	15,552
Purchase of treasury stock	(52,018)	-	(84,900)	(56,952)
Payments related to net settlement of employee share-based compensation awards	(22,924)	(20,118)	(45,612)	(32,103)
Payments on other borrowings	(205)	(70)	(682)	(759)

Net cash used in financing activities	(62,753)	(5,423)	(92,484)	(49,964)

Effect of foreign currency exchange rates on cash and cash equivalents	5,647	(20,597)	(7,703)	(5,099)
Net increase (decrease) in cash and cash equivalents	34,335	(210,793)	56,694	(115,965)
Cash and cash equivalents at beginning of the period	571,576	737,458	549,217	642,630

Cash and cash equivalents at end of period	$605,911	$526,665	$605,911	$526,665

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

Cost of revenue	$2,444	$2,245	$6,777	$5,877
Sales and marketing	8,875	7,157	23,962	18,829
Research and development	7,935	5,368	22,040	14,445
General and administration	7,424	6,000	19,964	16,559
Total share-based compensation expense	$26,678	$20,770	$72,743	$55,710

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

Cost of revenue	$1,433	$669	$3,252	$2,864
Sales and marketing	2,076	1,957	6,272	5,874
Research and development	959	940	2,877	3,254
General and administration	1,476	905	3,800	2,616
Total amortization of intangible assets expense	$5,944	$4,471	$16,201	$14,608

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

Facility exit costs	-	-	$3,142	-

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

GAAP net income	$34,765	$38,240	$107,231	$110,657

Provision for income taxes	16,360	17,180	50,462	46,722

GAAP income before provision for income taxes	$51,125	$55,420	$157,693	$157,379

Add: Non-cash share-based compensation expense	26,678	20,770	72,743	55,710
Add: Amortization of intangible assets	5,944	4,471	16,201	14,608
Add: Facility exit costs	-	-	3,142	-

Non-GAAP adjusted income before provision for income taxes	$83,747	$80,661	$249,779	$227,697

Provision for income taxes (1)	26,799	25,005	79,929	68,521

Non-GAAP adjusted net income (basic and diluted)	$56,948	$55,656	$169,850	$159,176

Non-GAAP adjusted net income per share:
Basic	$0.29	$0.29	$0.88	$0.82
Diluted	$0.29	$0.28	$0.87	$0.81

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$83,747	$80,661	$249,779	$227,697
Estimated annual effective tax rate	32.0%	31.0%	32.0%	31.0%
Non-GAAP provision for income taxes before discrete tax benefit	$26,799	$25,005	$79,929	$70,586
Discrete tax benefit	-	-	-	2,065
Provision for income taxes on Non-GAAP adjusted net income	$26,799	$25,005	$79,929	$68,521

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

GAAP gross profit	$290,488	$244,837	$833,937	$701,817

Add: Non-cash share-based compensation expense	2,444	2,245	6,777	5,877
Add: Amortization of intangible assets	1,433	669	3,252	2,864

Non-GAAP gross profit	$294,365	$247,751	$843,966	$710,558

Non-GAAP gross margin	86%	85%	86%	85%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

GAAP operating expenses	$240,569	$191,265	$683,130	$550,409

Deduct: Non-cash share-based compensation expense	(24,234)	(18,525)	(65,966)	(49,833)
Deduct: Amortization of intangible assets	(4,511)	(3,802)	(12,949)	(11,744)
Deduct: Facility exit costs	-	-	(3,142)	-

Non-GAAP adjusted operating expenses	$211,824	$168,938	$601,073	$488,832

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011

GAAP operating income	$49,919	$53,572	$150,807	$151,408

Add: Non-cash share-based compensation expense	26,678	20,770	72,743	55,710
Add: Amortization of intangible assets	5,944	4,471	16,201	14,608
Add: Facility exit costs	-	-	3,142	-

Non-GAAP adjusted operating income	$82,541	$78,813	$242,893	$221,726

Non-GAAP adjusted operating margin	24.0%	27.2%	24.8%	26.5%

	Three Months Ended
	November 30,	November 30,	Year-Over-Year
	2012	2011	Growth Rate

GAAP subscription revenue	$294,186	$246,538	19.3%
Adjustment for currency impact	5,647	-
Non-GAAP subscription revenue on a constant currency basis	$299,833	$246,538	21.6%

GAAP training and services revenue	$49,420	$43,488	13.6%
Adjustment for currency impact	1,024	-
Non-GAAP training and services revenue on a constant currency basis	$50,444	$43,488	16.0%

GAAP total subscription, training and services revenue	$343,606	$290,026	18.5%
Adjustment for currency impact	6,671	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$350,277	$290,026	20.8%

CONTACT:
Media Contact:
Red Hat Inc.
Stephanie Wonderlick, 571-421-8169
swonderlick@redhat.com
or
Investor Relations:
Red Hat Inc.
Tom McCallum, 919-754-4630
tmccallum@redhat.com